                                                                 Exhibit (g)(31)

                            AUTOMATIC AND FACULTATIVE
                              REINSURANCE AGREEMENT

                              YEARLY RENEWABLE TERM

                            EFFECTIVE April 29, 1999

                                     Between

                           IDS LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                             Minneapolis, Minnesota

                                       And

                          [NAME OF REINSURANCE COMPANY]
                                  ("REINSURER")

                     [city and state of reinsurance company]

                 AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT

                                Table of Contents

1.     PARTIES TO AGREEMENT.................................................  1

2.     REINSURANCE BASIS....................................................  1

3.     AUTOMATIC REINSURANCE TERMS..........................................  1
       a.     CONVENTIONAL UNDERWRITING.....................................  1
       b.     RETENTION.....................................................  2
       c.     AUTOMATIC ACCEPTANCE LIMITS...................................  2
       d.     AUTOMATIC IN FORCE AND APPLIED FOR LIMIT......................  2
       e.     RESIDENCE.....................................................  2
       f.     MINIMUM CESSION...............................................  2
       g.     AUTOMATIC REINSURANCE FOR FACULTATIVE RISKS...................  2

4.     AUTOMATIC REINSURANCE NOTICE PROCEDURE...............................  2

5.     FACULTATIVE REINSURANCE..............................................  3

6.     COMMENCEMENT OF REINSURANCE COVERAGE.................................  3
       a.     AUTOMATIC REINSURANCE.........................................  3
       b.     FACULTATIVE REINSURANCE.......................................  3
       c.     PRE-ISSUE COVERAGE............................................  4

7.     REINSURANCE RISK AMOUNT AND REINSURANCE PREMIUM RATES................  4
       a.     REINSURANCE RISK AMOUNT.......................................  4
       b.     REINSURANCE PREMIUMS..........................................  5
       c.     TABLE RATED SUBSTANDARD PREMIUMS..............................  5
       d.     FLAT EXTRA PREMIUMS...........................................  5
       e.     RATES NOT GUARANTEED..........................................  5

8.     CASH VALUES OR LOANS.................................................  5

9.     PAYMENT OF REINSURANCE PREMIUMS......................................  6
       a.     PREMIUM DUE...................................................  6
       b.     FAILURE TO PAY PREMIUMS.......................................  6
       c.     OVERPAYMENT OF REINSURANCE PREMIUM............................  6
       d.     UNDERPAYMENT OF REINSURANCE PREMIUM...........................  6
       e.     RETURN OF REINSURANCE PREMIUM.................................  6
       f.     UNEARNED PREMIUMS.............................................  7

10.    PREMIUM TAX REIMBURSEMENT............................................  7

11.    DAC TAX AGREEMENT....................................................  7

12.    REPORTS..............................................................  8


                                     i                                  06/28/99

13.    RESERVES FOR REINSURANCE.............................................  8

14.    CLAIMS...............................................................  8
       a.     NOTICE OF CLAIM...............................................  8
       b.     REQUEST FOR PAYMENT...........................................  8
       c.     CONTESTED CLAIMS.............................................. 10
       d.     ASSIGNMENT OF REINSURANCE CLAIMS ADMINISTRATOR................ 10
       e.     AMOUNT AND PAYMENT OF BENEFITS................................ 10
       f.     CLAIMS EXPENSES............................................... 10
       g.     EXTRACONTRACTUAL DAMAGES...................................... 11

15.    POLICY CHANGES....................................................... 11
       a.     NOTICE........................................................ 11
       b.     INCREASES..................................................... 11
       c.     REDUCTION OR TERMINATION...................................... 12
       d.     INTERNAL REPLACEMENTS......................................... 12

16.    REINSTATEMENTS....................................................... 13
       a.     REINSTATEMENT WITHOUT EVIDENCE................................ 13
       b.     REINSTATEMENT WITH EVIDENCE................................... 13
       c.     PREMIUM ADJUSTMENT............................................ 13

17.    INCREASE IN RETENTION................................................ 13
       a.     NEW BUSINESS.................................................. 13
       b.     RECAPTURE..................................................... 13

18.    ERRORS AND OMISSIONS................................................. 14

19.    INSOLVENCY........................................................... 14

20.    ARBITRATION.......................................................... 15
       a.     GENERAL....................................................... 15
       b.     NOTICE........................................................ 15
       c.     PROCEDURE..................................................... 15
       d.     COSTS......................................................... 16

21.    GOOD FAITH; FINANCIAL SOLVENCY....................................... 16

22.    TERM OF THIS AGREEMENT............................................... 16

23.    MEDICAL INFORMATION BUREAU........................................... 16

24.    SEVERABILITY......................................................... 16


                                     ii                                 06/28/99

Listing of Schedules:

SCHEDULE A

1.      Plans Reinsured
2.      Net Amount At Risk
3.      Automatic Shares
4.      Automatic Acceptance Limits
5.      Automatic In Force And Applied For Limit
6.      Facultative Shares
7.      Premium Due
8.      Recapture Period

SCHEDULE B - REINSURANCE PREMIUMS - YEARLY RENEWABLE TERM BASIS

1.      Life Insurance
2.      Age Basis

SCHEDULE C - REPORTING INFORMATION

Information on Risks Reinsured
Policy Exhibit Summary
Reserve Credit Summary
Accounting Summary

SCHEDULE D - FACULTATIVE FORMS

Application for Reinsurance
Notification of Reinsurance

EXHIBIT I

Underwriting Guidelines for Internal Replacements to Permanent Insurance


                                    iii                                 06/28/99

                       AUTOMATIC AND FACULTATIVE AGREEMENT

1.    PARTIES TO AGREEMENT.

      This Agreement is solely between REINSURER and CEDING COMPANY. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right nor legal relationship between REINSURER and any other person, for example, any insured, policy owner, agent, beneficiary, or other reinsurer. CEDING COMPANY agrees that it will not make REINSURER a party to any litigation between any such third party and CEDING COMPANY. REINSURER and CEDING COMPANY agree that neither shall use the other's name in any of its sales or marketing transactions.

2.    REINSURANCE BASIS.

      This Agreement, including the attached Schedules, states the terms and conditions of automatic and facultative reinsurance that is on a Yearly Renewable Term basis. This Agreement is applicable only to reinsurance of policies directly written by CEDING COMPANY. Any policies acquired through merger of another company, reinsurance, or purchase of another company's policies are not included under the terms of this Agreement.

3.    AUTOMATIC REINSURANCE TERMS.

      REINSURER agrees to automatically accept contractual risks on the life insurance plans, riders, and supplemental benefits shown in Schedule A, subject to the following requirements:

      a.    CONVENTIONAL UNDERWRITING.

           Automatic reinsurance applies only to insurance applications underwritten by CEDING COMPANY with conventional underwriting and issue practices that are consistently applied. Conventional underwriting and issue practices are those customarily used and generally accepted by life insurance companies. Some examples of non-customary underwriting practices that are not accepted for automatic reinsurance under this Agreement are guaranteed issue, any form of simplified underwriting, short-form applications, or any form of non-customary, non-medical underwriting limits. An example of an unacceptable issue practice is the issuance of a policy that has contestability or suicide clauses with time limitations that are shorter than the maximum allowed by state law.

           Automatic reinsurance will also be available for policies issued pursuant to an internal replacement or exchange when issued and underwritten in accordance with CEDING COMPANY's Underwriting Guidelines for Internal Replacements which are set forth in Exhibit I to this Agreement.

      b.    RETENTION.

            CEDING COMPANY will retain, and not otherwise reinsure, an amount equal to its full Automatic Share as shown in Schedule A.

      c.    AUTOMATIC ACCEPTANCE LIMITS.

            On any one life the sum of all amounts inforce and applied for with CEDING COMPANY, excluding amounts being replaced, shall not exceed the Automatic Acceptance Limits shown in Schedule A.

      d.    AUTOMATIC IN FORCE AND APPLIED FOR LIMIT.

            On any one life, the total amount of life insurance in force and applied for with all companies, of which CEDING COMPANY is aware, cannot exceed the Automatic In Force and Applied For Limit shown in Schedule A.

      e.    RESIDENCE.

            Each insured must be a resident of the United States or Canada, or an international client meeting CEDING COMPANY's published guidelines, at the time of issue.

      f.    MINIMUM CESSION.

            There will be no minimum cession for this Agreement.

      g.    AUTOMATIC REINSURANCE FOR FACULTATIVE RISKS

            For risks that have been facultatively submitted to any reinsurer:

            i. If a risk has been submitted facultatively to any reinsurer less than twenty-four months before the current application, it is not eligible for automatic reinsurance coverage under this Agreement.

            ii. If the current application has been submitted to any reinsurer for facultative underwriting, it is not eligible for automatic reinsurance coverage under this Agreement.

            iii. If a risk has been submitted facultatively to any reinsurer more than twenty-four months before the current application, the risk will be eligible for automatic reinsurance coverage under this Agreement, subject to the conditions of this
                  Section 3.

4.    AUTOMATIC REINSURANCE NOTICE PROCEDURE.

      After the policy has been paid for and delivered, CEDING COMPANY shall submit all relevant individual policy information, as defined in Schedule C, in its next statement to REINSURER.

5.    FACULTATIVE REINSURANCE.

      CEDING COMPANY may apply for facultative reinsurance with REINSURER on a risk if the automatic reinsurance terms are not met, or if the terms are met and CEDING COMPANY prefers to apply for facultative reinsurance. The following items must be submitted to obtain a facultative quote:

      a.   A  form  substantially   similar  to  REINSURER's   "Application  for
           Reinsurance" form shown in Schedule D.

      b. Copies of the original insurance application, medical examiner's reports, financial information, and all other papers and information obtained by CEDING COMPANY regarding the insurability of the risk.

      After receipt of CEDING COMPANY's application, REINSURER will promptly examine the materials and notify CEDING COMPANY either of the terms and conditions of REINSURER's offer for facultative reinsurance or that no offer will be made. REINSURER's offer expires 120 days after the offer is made, unless the written offer specifically states otherwise. If CEDING COMPANY accepts REINSURER's offer, then CEDING COMPANY will note its acceptance in its underwriting file and submit all relevant individual policy information, as defined in Schedule C, in its next statement to REINSURER.

6.    COMMENCEMENT OF REINSURANCE COVERAGE.

      Commencement  of  REINSURER's   reinsurance  coverage  on  any  policy  or
      pre-issue risk under this Agreement is described below:

      a.   AUTOMATIC REINSURANCE.

           REINSURER's reinsurance coverage for any policy that is ceded automatically under this Agreement shall begin and end simultaneously with CEDING COMPANY's contractual liability for the policy reinsured, except as provided below in Section 6(c).

      b.   FACULTATIVE REINSURANCE.

           REINSURER's reinsurance coverage for any policy that is ceded facultatively under this Agreement shall begin when;

           i.    CEDING COMPANY accepts REINSURER's offer; and

           ii.   The policy has been issued.

      c.   PRE-ISSUE COVERAGE.

           REINSURER will not be liable for benefits paid under CEDING COMPANY's conditional receipt or temporary insurance agreement unless all the conditions for automatic reinsurance coverage under Section 3 of this Agreement are met. REINSURER's liability under CEDING COMPANY's conditional receipt or temporary insurance agreement is equal to REINSURER's Automatic Reinsurance Share of the lesser of i. or ii. below:

           i.    The Automatic Acceptance Limits, defined in Schedule A,
                 Paragraph 4.

           ii.   The amount for which CEDING COMPANY is liable.

           The pre-issue liability applies only once on any given life regardless of how many receipts were issued or initial premiums were accepted by CEDING COMPANY. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

           In the  event  that  CEDING  COMPANY's  rules  with  respect  to cash handling and the issuance of conditional receipt or temporary insurance are not followed, REINSURER will participate in the pre-issue contract liability if the conditions for automatic reinsurance are met and CEDING COMPANY does not knowingly allow such rules to be violated or condone such a practice. Such liability shall be limited to the lesser of i. or ii. above. As in all cases, the provisions of Section 14 apply to such a claim.

7.    REINSURANCE RISK AMOUNT AND REINSURANCE PREMIUM RATES.

      a.   REINSURANCE RISK AMOUNT.

           Reinsurance  shall  be on a first  dollar,  quota  share  basis.  The
           Reinsurance Risk Amount will be REINSURER's Automatic Reinsurance Share, or Facultative Reinsurance Share, of the Net Amount at Risk. REINSURER's share of Net Amount of Risk will be the same as REINSURER's share of the Specified Amount, as set forth in Schedule A.

           Reinsurance Risk Amount will be calculated on the policy or rider anniversary, unless there is an increase or decrease in the Specified Amount during a policy year. If the Specified Amount increases or decreases during the policy year, the Reinsurance Risk Amount will be recalculated at the time of the increase or decrease.

           In calculating Reinsurance Risk Amount, the Policy Account Value used in the calculation shall be the Policy Account Value at the policy's most recent monthly deduction.

      b.   REINSURANCE PREMIUMS.

           Reinsurance premiums will be based on the Reinsurance Risk Amount. The reinsurance premiums per $1000 of Reinsurance Risk Amount are shown in Schedule B.

      c.   TABLE RATED SUBSTANDARD PREMIUMS.

           If CEDING COMPANY's policy is issued with a table rated substandard premium, the reinsurance premiums shown in Schedule B will apply.

      d.   FLAT EXTRA PREMIUMS.

           If CEDING COMPANY's policy is issued with a flat extra premium, the reinsurance premiums shown in Schedule B will apply.

      e.   RATES NOT GUARANTEED.

           For the reinsurance of new business, REINSURER reserves the right to change reinsurance rates after 90 days written notice.

           For the ongoing reinsurance of existing in force business, REINSURER will accept YRT reinsurance at the current reinsurance premium rates, as shown in Schedule B, unless CEDING COMPANY increases the current cost of insurance rates charged to the policyholder. REINSURER reserves the right to increase the current reinsurance premium rates in the event CEDING COMPANY increases current cost of insurance rates charged on the underlying policies. The maximum reinsurance premiums are equal to the statutory valuation premiums for yearly renewable term insurance at the maximum interest rates and minimum mortality rates for each year of issue. Any increases in current reinsurance premium rates will apply as of the date that the CEDING COMPANY increase in policyholder current cost of insurance rates becomes effective. CEDING COMPANY will have the right to immediate recapture of all of the reinsured business for which the overall percentage increase in reinsurance premium rates is greater than the overall percentage increase in current cost of insurance rates.

           CEDING COMPANY agrees to notify REINSURER, of any intent to increase current cost of insurance rates charged for new or existing business.

8.    CASH VALUES OR LOANS.

      This Agreement does not provide reinsurance for cash surrender values. In addition, REINSURER will not participate in policy loans or other forms of indebtedness on reinsured business.

9.    PAYMENT OF REINSURANCE PREMIUMS

      a.   PREMIUM DUE.

           The reinsurance premiums for each reinsurance cession are due as shown in Schedule A and payable to REINSURER within 30 days after the end of the month in which they become due. The reinsurance premiums are determined according to Schedule B. On any payment date, monies payable between REINSURER and CEDING COMPANY under this Agreement may be netted to determine the payment due.

      b.   FAILURE TO PAY PREMIUMS.

           If the reinsurance premiums are 60 days past due, for reasons other than those due to error or omission as defined below in Section 18, the premiums will be considered in default and REINSURER may terminate the reinsurance upon 30 days' prior written notice. REINSURER will have no further liability as of the termination date.

           CEDING COMPANY will be liable for the prorated reinsurance premiums to the termination date. CEDING COMPANY agrees that it will not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

      c.   OVERPAYMENT OF REINSURANCE PREMIUM.

           If CEDING COMPANY overpays a reinsurance premium and REINSURER accepts the overpayment, REINSURER's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, REINSURER will be liable to CEDING COMPANY for a credit in the amount of the overpayment, without interest.

      d.   UNDERPAYMENT OF REINSURANCE PREMIUM.

           If CEDING COMPANY fails to make a full premium payment for a policy or policies reinsured hereunder, due to an error or omission as defined below in Section 18, the amount of reinsurance coverage provided by REINSURER shall not be reduced. However, once the underpayment is discovered, CEDING COMPANY will be required to pay to REINSURER the difference between the full premium amount and the amount actually paid, without interest. If payment of the full premium is not made within 60 days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Paragraph 9.b., above.

      e.   RETURN OF REINSURANCE PREMIUM

           If CEDING COMPANY returns the policy premiums to the policy owner rather than pay the policy benefits, REINSURER will refund all of the reinsurance premiums it received on that policy to CEDING COMPANY, without interest.

           This refund given by REINSURER will be in lieu of all other reinsurance benefits payable on that policy under this Agreement. If there is an adjustment to the policy benefits due to a misrepresentation or misstatement of age or sex, a corresponding adjustment will be made to the reinsurance benefits.

      f.   UNEARNED PREMIUMS

           Unearned premiums will be returned on deaths, surrenders and other terminations. This refund will be on a prorated basis without interest from the date of termination of the policy to the date to which a reinsurance premium has been paid.

10.   PREMIUM TAX REIMBURSEMENT.

      Premium taxes will not be reimbursed.

11.   DAC TAX AGREEMENT.

      CEDING COMPANY and REINSURER, herein collectively called the "Parties", or singularly the "Party", hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

      a. For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to general deductions limitation of Section 848 (c) (1);

      b. CEDING COMPANY and REINSURER agree to exchange information pertaining to the net consideration under this Agreement each year to insure consistency or as otherwise required by the Internal Revenue Service;

      c. CEDING COMPANY will submit to REINSURER by April 1 of each year its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of CEDING COMPANY stating that CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year;

      d. REINSURER may contest such calculation by providing an alternative calculation to CEDING COMPANY in writing within 30 days of REINSURER's receipt of CEDING COMPANY's calculation. If REINSURER does not so notify CEDING COMPANY, REINSURER will report the net consideration as determined by CEDING COMPANY in REINSURER's tax return for the previous calendar year;

      e. If REINSURER contests CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date REINSURER submits its alternative calculation. If CEDING COMPANY and REINSURER reach agreement on the net amount of consideration, each party will report such amount in their respective tax returns for the previous calendar year.

      Both Parties represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

12.   REPORTS.

      The reporting period is monthly. The administrating party is CEDING COMPANY. For each reporting period, CEDING COMPANY will submit a statement to REINSURER with information that is substantially similar to the information displayed in Schedule C. The statement will include information on the risks reinsured with REINSURER, premiums owed, policy exhibit activity, and an accounting summary. Within 30 days after the end of each calendar quarter, CEDING COMPANY will submit a reserve credit summary similar to that shown in Schedule C.

13.   RESERVES FOR REINSURANCE.

      Reserves for this YRT Agreement shall be based on 1/2cx using the minimum valuation mortality table and maximum valuation interest rate. The statutory reserve basis for the reinsurance will be shown on the reserve credit summary provided each quarter.

14.   CLAIMS.

      a.   NOTICE OF CLAIM

           For all claims, CEDING COMPANY will promptly send a Notice of Claim to REINSURER. The Notice of Claim will include: the insured's name and date of birth, the policy number and policy issue date, the Specified Amount and Reinsured Risk Amount, and the cause and date of death.

      b.   REQUEST FOR PAYMENT.

           For all claims, CEDING COMPANY will submit to REINSURER a request for payment of the Reinsurance Risk Amount as follows:

           i. For all non-contestable claims and Automatic contestable claims with a death benefit less than or equal to [dollar amount], CEDING COMPANY will send to REINSURER a Proof of Claim which will include: an itemized statement of the benefits paid by CEDING COMPANY, copy of proof of payment by CEDING COMPANY, and insured's death certificate.

           ii. For Automatic contestable claims between [dollar amount] and [dollar amount], CEDING COMPANY will send to REINSURER a Proof of Claim which will include: an itemized statement of the benefits paid by CEDING COMPANY, copy of proof of payment by CEDING COMPANY, and insured's death certificate. In order to streamline the amount of information sent to all REINSURERS, a copy of the underwriting file and claims investigation information will be provided by CEDING COMPANY only to the Reinsurance Claim Administrator (assigned in paragraph 14(d). below) if all of the following criteria is met:

                o The insured was a resident of the United States or Canada at the time of death.

                o There is no evidence of misrepresentation, fraud or other circumstances that would require special claims handling or investigation.

                o   CEDING COMPANY has not decided to deny or contest the claim.

                o Legal proceedings have not been initiated against CEDING COMPANY in connection with the claim.

           iii. For all Automatic contestable claims greater than [dollar amount], and Automatic contestable claims with a death benefit between [dollar amount] and [dollar amount] where the criteria in 14(b.)(ii.) above is not met, CEDING COMPANY will send all REINSURERS a Proof of Claim which will include: an itemized statement of the benefits paid by CEDING COMPANY, copy of proof of payment by CEDING COMPANY, insured's death certificate, and a copy of the underwriting file and claims investigation information.

           iv. For contestable Facultative claims, CEDING COMPANY will send REINSURER(s) on the Facultative risk a Proof of Claim which will include: an itemized statement of the benefits paid by CEDING COMPANY, copy of proof of payment by CEDING COMPANY, insured's death certificate, and a copy of the underwriting file and claims investigation information.

      c.  CONTESTED CLAIMS.

           CEDING COMPANY will notify REINSURER of its intention to contest, compromise, or litigate a claim involving a reinsured policy. After receiving notice, REINSURER may elect to release all of its liability by paying CEDING COMPANY its full share of reinsurance and not sharing in any subsequent reduction in liability. If REINSURER does not elect to release its liability, REINSURER will share in any subsequent reduction in CEDING COMPANY's liability. REINSURER will share in such reduction in the proportion that REINSURER's net liability bears to the sum of the net liability before reduction of CEDING COMPANY and all reinsurers on the insured's date of death.

      d.   ASSIGNMENT OF REINSURANCE CLAIM ADMINISTRATOR:

           The role of Reinsurance Claim Administrator will be assigned on the following alphabetic split of the surname of the insured:

           -----------------------------------------------------------
              REINSURANCE CLAIM ADMINISTRATOR         SURNAMES
           -----------------------------------------------------------
            [name of reinsurance company]          A - D
           -----------------------------------------------------------
            [name of reinsurance company]          E - H
           -----------------------------------------------------------
            [name of reinsurance company]          I - L
           -----------------------------------------------------------
            [name of reinsurance company]          M - P
           -----------------------------------------------------------
            [name of reinsurance company]          Q - Z
           -----------------------------------------------------------

      e.   AMOUNT AND PAYMENT OF BENEFITS.

           The reinsurance benefit will be limited to REINSURER's share of CEDING COMPANY's contractual liability for the claim. For purposes of this Paragraph 14, contractual liability shall mean the benefits payable by CEDING COMPANY pursuant to the terms and conditions of the reinsured policy. CEDING COMPANY's contractual liability for claims is binding on REINSURER. The total reinsurance benefit recovered by CEDING COMPANY from all reinsurers on a policy must not exceed CEDING COMPANY's total contractual liability on the policy, less CEDING COMPANY's quota share retention on the policy. If the total amount of reinsurance exceeds CEDING COMPANY's contractual liability, the quota share of CEDING COMPANY and each reinsurer shall be reduced proportionately.

           REINSURER shall pay to CEDING COMPANY the Reinsurance Risk Amount after REINSURER receives the information required in paragraphs 14(a.), and 14(b.). REINSURER also agrees to pay to CEDING COMPANY its share of any interest paid out to the claimant by CEDING COMPANY.

      f.   CLAIM EXPENSES.

           REINSURER will pay its share of reasonable investigation expenses and CEDING COMPANY's legal expenses connected with the litigation or settlement of contractual liability claims unless REINSURER has released its liability pursuant to Paragraph 14(c.), above. If REINSURER has released its liability, REINSURER will not participate in any expenses after the date of release.

           Claim expenses do not include routine claim and administration expenses, including CEDING COMPANY's home office expenses and any legal expenses other than defense legal expenses incurred by CEDING COMPANY. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that CEDING COMPANY admits are payable are not a claim expense under this Agreement.

      g.   EXTRACONTRACTUAL DAMAGES.

           Except as explicitly provided in this Paragraph 14(g.), RENSURER will not participate in and shall not be liable to reimburse CEDING COMPANY or others for any amounts in excess of REINSURER's share of the Reinsurance Risk Amount, including extra-contractual damages or liabilities and related expenses and fees. Extra-contractual damages are any damages awarded against CEDING COMPANY, including, for example, those resulting from negligence, reckless or intentional conduct, fraud, oppression, or bad faith committed by CEDING COMPANY in connection with the mortality risk insurance reinsured under this Agreement.

           For purposes of this agreement, the term "extra-contractual damages" shall include, by way of example and not by limitation:

           i.   actual and consequential damages;

           ii.  damages for emotional distress or oppression;

           iii. punitive, exemplary or compensatory damages;

           iv.  statutory damages, fines, or penalties;

           v. amounts in excess of the risk reinsured hereunder that CEDING COMPANY pays to settle a dispute or claim;

           vi.  third-party attorney fees, costs and expenses.

           REINSURER will reimburse CEDING COMPANY for CEDING COMPANY's extra-contractual damages that result from REINSURER's actions that directly and proximately cause such extra-contractual damages. Any such reimbursement will be in proportion to REINSURER's direct and proximate participation in the actions that lead to the extra-contractual damages.

15.   POLICY CHANGES.

      a.   NOTICE.

           If a reinsured policy is changed, a corresponding change will be made in the reinsurance for that policy. CEDING COMPANY will notify REINSURER of the change in CEDING COMPANY's next accounting statement.

      b.   INCREASES.

           Increases in Specified Amount will be handled as follows:

           i. Increases underwritten in accordance with CEDING COMPANY's guidelines may be reinsured automatically if the following conditions are met:

                o The Specified Amount after the increase, along with other amounts inforce and applied for, does not exceed the
                    Automatic Acceptance Limits or Automatic In-Force and Applied for Limit shown in Schedule A; and

                o   The initial Specified Amount was reinsured automatically.

           ii. Increases made pursuant to the Automatic Increasing Benefit Rider will be reinsured automatically so long as the sum of all increases made under the Automatic Increasing Benefit Rider have not exceeded the maximum increase amount available under the Automatic Increasing Benefit Rider.

           CEDING COMPANY's share and REINSURER's share of Specified Amount after an increase will be the same as their respective shares before the increase, except CEDING COMPANY will not retain an amount more than the per policy Retention Limit shown in Schedule A.

           If an increase in Specified Amount occurs on a date other than the policy anniversary, a pro-rata reinsurance premium will be paid to REINSURER. The reinsurance premium rates will be based on the original issue age, duration since issuance of the original policy and the most recent underwriting classification.

      c.   REDUCTION OR TERMINATION.

           If life insurance on a reinsured policy is reduced, then the reinsurance will be reduced proportionately so that each party's quota share portion remains the same. If life insurance on a reinsured policy is terminated, then the reinsurance will cease on the date of such termination. If a decrease in Specified Amount occurs on a date other than the policy anniversary, a pro-rata reinsurance premium will be refunded to CEDING COMPANY.

      d.   INTERNAL REPLACEMENTS.

           If a CEDING COMPANY policy reinsured under this Agreement is replaced with another CEDING COMPANY policy, reinsurance will continue under this Agreement or under another agreement between CEDING COMPANY and REINSURER. Reinsurance premium rates for the new policy will be based on the issue age and duration since issue of the original policy, but on the underwriting classification of the new policy.

           If a CEDING COMPANY policy not reinsured under this Agreement is replaced with a CEDING COMPANY policy of the plan covered by this Agreement, other than as the result of a contractual term conversion, the new policy will be eligible for reinsurance under this Agreement. A policy issued as a result of a contractual term conversion will be eligible for reinsurance under this Agreement if the term policy was applied for on or after the effective date of this Agreement and conversion occurs within one year of the policy issue date. Reinsurance may be ceded automatically subject to the conditions listed in Section 3. or facultatively as provided by Section 5. Reinsurance premium rates will be based on the issue age, issue date and underwriting classification of the new policy.

16.   REINSTATEMENTS.

      a.   REINSTATEMENT WITHOUT EVIDENCE.

           If CEDING COMPANY reinstates a policy without evidence, REINSURER's reinsurance for that policy will be automatically reinstated.

      b.   REINSTATEMENT WITH EVIDENCE.

           If CEDING COMPANY has been requested to reinstate a policy with evidence that was originally ceded to REINSURER as facultative reinsurance, then CEDING COMPANY will resubmit the case to REINSURER for underwriting approval before the reinsurance can be reinstated. If the policy was originally ceded to REINSURER as automatic reinsurance, REINSURER's reinsurance for that policy will be automatically reinstated.

      c.   PREMIUM ADJUSTMENT.

           The reinsurance premiums for the interval during which the policy was lapsed will be paid to REINSURER on the same basis as CEDING COMPANY charged its policy owner for the reinstatement. However, REINSURER is not responsible for claims, under Section 14 of this Agreement, that occur when the policy is lapsed.

17.   INCREASE IN RETENTION.

      a.   NEW BUSINESS.

           CEDING COMPANY may, at its option and with 90 days' written notice to REINSURER, increase its Automatic Share and/or its per policy Retention Limit shown in Schedule A for policies issued after the effective date of the retention increase.

      b.   RECAPTURE.

           If CEDING COMPANY increases its Automatic Share and/or its per policy Retention Limit, then it may, with 90 days' written notice to REINSURER, reduce or recapture the reinsurance in force subject to the following requirements:

           i.   Eligible Policies:

                o For Automatic policies, CEDING COMPANY retained its full Automatic Share.

                o For Facultative policies, CEDING COMPANY retained a minimum [percentage] share up to its per policy Retention Limit.

           ii. A cession is not eligible for recapture until it has been reinsured for the minimum number of years shown in Schedule A. The effective date of the reduction in reinsurance will be the latter of the first policy anniversary following the expiration of the 90-day notice period to recapture and the policy anniversary date when the required minimum of years is attained.

           iii. If any reinsurance is recaptured, all reinsurance eligible for recapture under the provisions of this agreement must be recaptured. On all policies eligible for recapture, reinsurance will be reduced by the amount necessary to increase the total insurance retained up to the new retention limits.

           iv. If any policy eligible for recapture is also eligible for recapture from other reinsurers, the reduction in REINSURER's reinsurance on that policy will be in proportion to the total amount of reinsurance on the policy with all reinsurers.

18.   ERRORS AND OMISSIONS.

      Any unintentional or accidental failure of CEDING COMPANY or REINSURER to comply with the terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error, will not be deemed a breach of this Agreement. Upon discovery, the error will be corrected so that both parties are restored to the position they would have occupied had the oversight, misunderstanding or clerical error not occurred. Should it not be possible to restore both parties to such a position, CEDING COMPANY and REINSURER shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

      This provision applies only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement. This provision does not apply to the administration of the insurance provided by CEDING COMPANY to its insured or any other errors or omissions committed by CEDING COMPANY with regard to the policy reinsured hereunder.

19.   INSOLVENCY.

      In the event that CEDING COMPANY is deemed insolvent, all reinsurance claims payable hereunder will be payable by REINSURER directly to CEDING COMPANY, its liquidator, receiver or statutory successor, without diminution because of the insolvency of CEDING COMPANY. It is understood, however, that in the event of such insolvency, the liquidator, receiver or statutory successor of CEDING COMPANY will give written notice to REINSURER of the pendency of a claim against REINSURER on a risk reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding. Such notice will indicate the policy reinsured and whether the claim could involve a possible liability on the part of REINSURER.

      During the pendency of such claim, REINSURER may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses it may deem available to CEDING COMPANY, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by REINSURER will be chargeable, subject to court approval, against CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to CEDING COMPANY solely as a result of the defense undertaken by REINSURER.

20.   ARBITRATION.

      a.   GENERAL.

           All disputes and differences under this Agreement that cannot be amicably agreed upon by the parties will be decided by arbitration The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and reinsurance industries.

           The arbitrators will consider this Agreement an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of the law.

      b.   NOTICE.

           To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

      c.   PROCEDURE.

           Arbitration will be heard before a panel of three arbitrators. The arbitrators will be executive officers of life insurance or reinsurance companies; however, these companies will not be either party nor their affiliates. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the day of the mailing of the notification initiating the arbitration, then select the third arbitrator. Should either party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

      d.   COSTS.

           Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equally in the cost of the third arbitrator.

           The arbitrators shall operate in a fair but cost efficient manner. For example, the arbitrators are not bound by technical rules of evidence and may limit the use of depositions and discovery.

21.   GOOD FAITH; FINANCIAL SOLVENCY.

      CEDING COMPANY agrees that all matters with respect to this Agreement require its utmost good faith. REINSURER or its representatives have the right at any reasonable time to inspect CEDING COMPANY's records relating to this Agreement. Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired. REINSURER has entered into this Agreement in reliance upon CEDING COMPANY's representations and warranties.

      CEDING COMPANY affirms that it has disclosed and will continue to disclose to REINSURER all matters material to this Agreement and each reinsurance cession. Examples of such matters are a change in underwriting or issue practices or philosophy, a change in underwriting management personnel, or a change in CEDING COMPANY's ownership or control.

22.   TERM OF THIS AGREEMENT.

      CEDING COMPANY will maintain and continue the reinsurance provided in this Agreement as long as the policy to which it relates is in force or has not been fully recaptured. This Agreement may be terminated, without cause, for the acceptance of new reinsurance after 90 days' written notice of termination by either party to the other. REINSURER will continue to accept reinsurance during this 90-day period. REINSURER's acceptance will be subject to both the terms of this Agreement and CEDING COMPANY's payment of applicable reinsurance premiums.

      In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement or becomes insolvent.

23.   MEDICAL INFORMATION BUREAU.

      REINSURER is required to strictly adhere to the Medical Information Bureau Rules, and CEDING COMPANY agrees to abide by these Rules, as amended from time to time. CEDING COMPANY will not submit a preliminary notice, application for reinsurance, or reinsurance cession to REINSURER unless CEDING COMPANY has an authentic, signed preliminary or regular application for insurance in its home office and the current required Medical Information Bureau authorization.

24.   SEVERABILITY.

      In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

                                   SCHEDULE A

1.    PLANS REINSURED:

      The policy plans and supplemental benefits automatically and facultatively reinsured are:

      -------------------------------------------------------------------------------------
                         Plans                                    Plan Codes
      -------------------------------------------------------------------------------------
       Variable Universal Life III Base Policy      UVI001, UVI002, UVI003, UVI004
       Automatic Increasing Benefit Rider (AIBR)    AIBR02, AIBR03, AIBR04, AIBR05,
                                                    AIBR06, AIBR07, AIBR08
       Other Insured Rider (OIR)                    OIR001, OIR002, OIR003 OIR004
      -------------------------------------------------------------------------------------

2.    NET AMOUNT AT RISK:

      The net amount at risk on the policies and riders eligible for reinsurance under this Agreement, is defined below:

      Option 1 Base Policy: The Net Amount at Risk is the Death Benefit minus the Policy Account Value, where Death Benefit is the greater of Specified Amount or Policy Account Value times tax corridor.

      Option 2 Base Policy: The Net Amount at Risk is the Death Benefit minus the Policy Account Value, where Death Benefit is the greater of Specified Amount or Policy Account Value or Policy Account Value times tax corridor.

      Other Insured Rider: The Net Amount at Risk is the Specified Amount of the Rider.

      For purposes of this Agreement, the following will apply:

      "Specified Amount" is the amount CEDING COMPANY uses to determine the death benefit and proceeds payable under the policy upon death prior to the insured's age 100 anniversary. The initial Specified Amount will be shown in the Policy Data of the policy.

      "Policy Account Value" is the sum of the policy fixed account value and the variable account value.


ING VUL3 (4/29/99)                      A1                              06/25/99

3.    AUTOMATIC SHARES:

      Automatic reinsurance will be on a first dollar quota share basis, with shares assigned based on Specified Amount. CEDING COMPANY will retain an Automatic Share of [percentage] of Specified Amount on each policy and rider, up to a Retention Limit of [dollar amount]. Outside this agreement, CEDING COMPANY will maintain a separate per life retention limit of [dollar amount]. CEDING COMPANY will not reduce its retention on a policy reinsured under this Agreement by amounts retained on policies not reinsured under this agreement, nor reduce its retention on other policies by amounts retained under this Agreement.

      REINSURER Will assume an Automatic Share of [percentage] of the fast [dollar amount] of Specified Amount and [percentage] of any Specified Amount in excess of [dollar amount].

4.    AUTOMATIC ACCEPTANCE LIMITS:

      CEDING COMPANY may not cede reinsurance automatically if the sum of all amounts inforce and applied for on the same life with CEDING COMPANY, excluding amounts being replaced, exceed the following binding limits:

           Binding Limits (these amounts include CEDING COMPANY's retention)
      --------------------------------------------------------------------------
        Issue Ages      Std-Table D            Table E-H           Table I-P
      --------------------------------------------------------------------------
          [ages]       [dollar amount]      [dollar amount]     [dollar amount]
      --------------------------------------------------------------------------
          [ages]       [dollar amount]      [dollar amount]     [dollar amount]
      --------------------------------------------------------------------------
          [ages]       [dollar amount]      [dollar amount]     [dollar amount]
      --------------------------------------------------------------------------

      In comparing against Automatic Acceptance Limits:

      a. Potential increases in Specified Amount of a reinsured policy pursuant to the Automatic Increasing Benefit Rider will not be included as amounts inforce or applied for, so long as the total of all increases to the Specified Amount of the Policy can not exceed [dollar amount].

      b. If the risk is insured under, or has applied for, a joint life policy, the full joint life amount must be included.


ING VUL3 (4/29/99)                      A2                              06/25/99

5.    AUTOMATIC IN FORCE AND APPLIED FOR LIMIT:

      CEDING COMPANY may not cede reinsurance automatically if the sum of all amounts inforce and applied for on the same life in all companies, including amounts being replaced, exceed the following limits:


      ----------------------------------------------------------------
                      Issue Ages             Limit
      ----------------------------------------------------------------
                        [ages]          [dollar amount]
      ----------------------------------------------------------------
                        [ages]          [dollar amount]
      ----------------------------------------------------------------

      In comparing against Automatic Inforce and Applied For Limits:

      a. Potential increases in Specified Amount of a reinsured policy pursuant to the Automatic Increasing Benefit Rider will not be included as amounts inforce or applied for, so long as the total of all increases to the Specified Amount of the Policy can not exceed [dollar amount].

      b. If the risk is insured under, or has applied for, a joint life policy, the full joint life amount must be included.

6.    FACULTATIVE SHARES:

      Facultative reinsurance will also be on a first dollar, quota share basis, with shares assigned on the basis of Specified Amount. Facultative shares will be determined on a case by case basis, according to CEDING COMPANY's standard facultative placement procedures. CEDING COMPANY will retain an agreed upon Facultative Share of the Specified Amount on a particular policy or rider, up to its per policy Retention Limit of [dollar amount].

7.    PREMIUM DUE:

      Reinsurance premiums are due annually in advance. These premiums become due on the issue date and each subsequent policy anniversary.

8.    RECAPTURE PERIOD:

      The minimum number of years for a cession to be reinsured before it is eligible for recapture is 10 years.


ING VUL3 (4/29/99)                      A3                              06/25/99

                                   SCHEDULE B

               REINSURANCE PREMIUMS - YEARLY RENEWABLE TERM BASIS

1.    LIFE INSURANCE:

      a. For the base policy and the Other Insured Rider, the standard annual reinsurance premium rates per $1000 of Reinsurance Risk Amount are the net of the ALB Annual Cost of Insurance (COI) rates attached to this Schedule B and the following allowances:

           ------------------------------------------------------------------
                Years       Preferred       Std Non-Tobacco       Tobacco
           ------------------------------------------------------------------
                  1        [percentage]      [percentage]        [percentage]
           ------------------------------------------------------------------
                 2-10      [percentage]      [percentage]        [percentage]
           ------------------------------------------------------------------
                 l1+       [percentage]      [percentage]        [percentage]
           ------------------------------------------------------------------

      b. Where a substandard table rating is applied, the standard annual reinsurance premium rate will be increased by [percentage] per table.

      c. Flat Extra reinsurance premiums are the following percentages of such premiums charged the insured:

           --------------------------------------------------------------------
               Permanent flat extra premiums (for more than 5 years duration)
           --------------------------------------------------------------------
                        First Year                              [percentage]
           --------------------------------------------------------------------
                      Renewal Years                             [percentage]
           --------------------------------------------------------------------

           --------------------------------------------------------------------
                Temporary flat extra premiums (for 5 years or less duration)
           --------------------------------------------------------------------
                        All Years                               [percentage]
           --------------------------------------------------------------------

      d. There will be no reinsurance premium charged for the Automatic Increasing Benefit Rider.

2.    AGE BASIS:

      Age Last Birthday

ING VUL3 (4/29/99)                       B1                             06/25/99

-----------------------------------------------------------------------------------------------
                                  IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
                            Basis for VUL III Reinsurance Premiums
-----------------------------------------------------------------------------------------------
               ALB ANNUAL COST OF INSURANCE RATES PER $1000 (BEFORE ALLOWANCES)
-----------------------------------------------------------------------------------------------
                    Male              Male          Male        Female      Female     Female
-----------------------------------------------------------------------------------------------
  Attained        Preferred         Standard      Standard    Preferred    Standard   Standard
-----------------------------------------------------------------------------------------------
    Age           Nonsmoker         Nonsmoker      Smoker     Nonsmoker   Nonsmoker    Smoker
    ---           ---------         ---------      ------     ---------   ---------    ------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     0
-----------------------------------------------------------------------------------------------
     1
-----------------------------------------------------------------------------------------------
     2
-----------------------------------------------------------------------------------------------
     3
-----------------------------------------------------------------------------------------------
     4
-----------------------------------------------------------------------------------------------
     5
-----------------------------------------------------------------------------------------------
     6
-----------------------------------------------------------------------------------------------
     7
-----------------------------------------------------------------------------------------------
     8
-----------------------------------------------------------------------------------------------
     9
-----------------------------------------------------------------------------------------------
     10
-----------------------------------------------------------------------------------------------
     11
-----------------------------------------------------------------------------------------------
     12
-----------------------------------------------------------------------------------------------
     13
-----------------------------------------------------------------------------------------------
     14
-----------------------------------------------------------------------------------------------
     15
-----------------------------------------------------------------------------------------------
     16
-----------------------------------------------------------------------------------------------
     17
-----------------------------------------------------------------------------------------------
     18
-----------------------------------------------------------------------------------------------
     19
-----------------------------------------------------------------------------------------------
     20
-----------------------------------------------------------------------------------------------
     21
-----------------------------------------------------------------------------------------------
     22
-----------------------------------------------------------------------------------------------
     23
-----------------------------------------------------------------------------------------------
     24
-----------------------------------------------------------------------------------------------
     25
-----------------------------------------------------------------------------------------------
     26
-----------------------------------------------------------------------------------------------
     27
-----------------------------------------------------------------------------------------------
     28
-----------------------------------------------------------------------------------------------
     29
-----------------------------------------------------------------------------------------------
     30
-----------------------------------------------------------------------------------------------
     31
-----------------------------------------------------------------------------------------------
     32
-----------------------------------------------------------------------------------------------

ING VUL3 (4/29/99)                       B2                             06/25/99

-----------------------------------------------------------------------------------------------
                                  IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
                            Basis for VUL III Reinsurance Premiums
-----------------------------------------------------------------------------------------------
               ALB ANNUAL COST OF INSURANCE RATES PER $1000 (BEFORE ALLOWANCES)
-----------------------------------------------------------------------------------------------
                     Male              Male          Male       Female      Female     Female
-----------------------------------------------------------------------------------------------
  Attained        Preferred          Standard      Standard   Preferred    Standard   Standard
-----------------------------------------------------------------------------------------------
    Age           Nonsmoker         Nonsmoker       Smoker    Nonsmoker   Nonsmoker    Smoker
    ---           ---------         ---------       ------    ---------   ---------    ------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     33
-----------------------------------------------------------------------------------------------
     34
-----------------------------------------------------------------------------------------------
     35
-----------------------------------------------------------------------------------------------
     36
-----------------------------------------------------------------------------------------------
     37
-----------------------------------------------------------------------------------------------
     38
-----------------------------------------------------------------------------------------------
     39
-----------------------------------------------------------------------------------------------
     40
-----------------------------------------------------------------------------------------------
     41
-----------------------------------------------------------------------------------------------
     42
-----------------------------------------------------------------------------------------------
     43
-----------------------------------------------------------------------------------------------
     44
-----------------------------------------------------------------------------------------------
     45
-----------------------------------------------------------------------------------------------
     46
-----------------------------------------------------------------------------------------------
     47
-----------------------------------------------------------------------------------------------
     48
-----------------------------------------------------------------------------------------------
     49
-----------------------------------------------------------------------------------------------
     50
-----------------------------------------------------------------------------------------------
     51
-----------------------------------------------------------------------------------------------
     52
-----------------------------------------------------------------------------------------------
     53
-----------------------------------------------------------------------------------------------
     54
-----------------------------------------------------------------------------------------------
     55
-----------------------------------------------------------------------------------------------
     56
-----------------------------------------------------------------------------------------------
     57
-----------------------------------------------------------------------------------------------
     58
-----------------------------------------------------------------------------------------------
     59
-----------------------------------------------------------------------------------------------
     60
-----------------------------------------------------------------------------------------------
     61
-----------------------------------------------------------------------------------------------
     62
-----------------------------------------------------------------------------------------------
     63
-----------------------------------------------------------------------------------------------
     64
-----------------------------------------------------------------------------------------------
     65
-----------------------------------------------------------------------------------------------

ING VUL3 (4/29/99)                       B3                             06/25/99

-----------------------------------------------------------------------------------------------
                                  IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------------------------
                            Basis for VUL III Reinsurance Premiums
-----------------------------------------------------------------------------------------------
               ALB ANNUAL COST OF INSURANCE RATES PER $1000 (BEFORE ALLOWANCES)
-----------------------------------------------------------------------------------------------
                    Male               Male          Male      Female      Female      Female
-----------------------------------------------------------------------------------------------
  Attained        Preferred          Standard      Standard   Preferred   Standard    Standard
-----------------------------------------------------------------------------------------------
    Age           Nonsmoker         Nonsmoker       Smoker    Nonsmoker   Nonsmoker    Smoker
    ---           ---------         ---------       ------    ---------   ---------    ------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     66
-----------------------------------------------------------------------------------------------
     67
-----------------------------------------------------------------------------------------------
     68
-----------------------------------------------------------------------------------------------
     69
-----------------------------------------------------------------------------------------------
     70
-----------------------------------------------------------------------------------------------
     71
-----------------------------------------------------------------------------------------------
     72
-----------------------------------------------------------------------------------------------
     73
-----------------------------------------------------------------------------------------------
     74
-----------------------------------------------------------------------------------------------
     75
-----------------------------------------------------------------------------------------------
     76
-----------------------------------------------------------------------------------------------
     77
-----------------------------------------------------------------------------------------------
     78
-----------------------------------------------------------------------------------------------
     79
-----------------------------------------------------------------------------------------------
     80
-----------------------------------------------------------------------------------------------
     81
-----------------------------------------------------------------------------------------------
     82
-----------------------------------------------------------------------------------------------
     83
-----------------------------------------------------------------------------------------------
     84
-----------------------------------------------------------------------------------------------
     85
-----------------------------------------------------------------------------------------------
     86
-----------------------------------------------------------------------------------------------
     87
-----------------------------------------------------------------------------------------------
     88
-----------------------------------------------------------------------------------------------
     89
-----------------------------------------------------------------------------------------------
     90
-----------------------------------------------------------------------------------------------
     91
-----------------------------------------------------------------------------------------------
     92
-----------------------------------------------------------------------------------------------
     93
-----------------------------------------------------------------------------------------------
     94
-----------------------------------------------------------------------------------------------
     95
-----------------------------------------------------------------------------------------------
     96
-----------------------------------------------------------------------------------------------
     97
-----------------------------------------------------------------------------------------------
     98
-----------------------------------------------------------------------------------------------
     99
-----------------------------------------------------------------------------------------------

ING VUL3 (4/29/99)                       B4                             06/25/99

                                   SCHEDULE C

                              REPORTING INFORMATION

                         INFORMATION ON RISKS REINSURED

1.    Type of Transaction
2.    Effective Date of Transaction
3.    Automatic/Facultative Indicator
4.    Policy Number
5.    Full Name of Insured
6.    Date of Birth
7.    Sex
8     Smoker/Nonsmoker
9.    Policy Plan Code
10.   Insured's State of Residence
11.   Issue Age
12.   Issue Date
13.   Duration from Original Policy Date
14.   Face Amount Issued
15.   Reinsured Amount (Initial Amount)
16.   Reinsured Amount (Current Amount at Risk)
17.   Change in Amount at Risk Since Last Report
18.   Death Benefit Option (For Universal Life Type Plans)
19.   ADB Amount (If Applicable)
20.   Substandard Rating
21.   Flat Extra Amount Per Thousand
22.   Duration of Flat Extra
23.   PW Rider (Yes or No)
24.   Previous Policies (Yes or No)
25.   Premiums

ING VUL3 (4/29/99)                      C1                              06/25/99

                                     SAMPLE
                             POLICY EXHIBIT SUMMARY
                             (LIFE REINSURANCE ONLY)

CEDING COMPANY:
                 ---------------------------------------------------------------
REINSURER:
                 ---------------------------------------------------------------
ACCOUNT NO:
                 ---------------------------------------------------------------

PREPARED BY:                                   Phone:  (     )
                 ------------------------              ------  -----------------

DATE PREPARED:
                 ---------------------------------------------------------------

TYPE OF REINSURANCE:

           Yearly Renewable Term
                                      ---------------------------------
           Coinsurance
                                      ---------------------------------
           Modified Coinsurance
                                      ---------------------------------
           Other
                                      ---------------------------------
VALUATION DATE:
                ---------------

                                                NUMBER OF         AMOUNT OF
                                                 POLICIES        REINSURANCE

       In Force Beginning
A.     of Period __/ __/ __
                                              --------------   -----------------
B.     New Paid Reinsurance Ceded
                                              --------------   -----------------
C.     Reinstatements
                                              --------------   -----------------
D.     Revivals
                                              --------------   -----------------
E.     Increases (Net)
                                              --------------   -----------------
F.     Conversion In
                                              --------------   -----------------
G.     Transfers In
                                              --------------   -----------------
H.     Total Increases (B - G)
                                              --------------   -----------------
I.     Deaths
                                              --------------   -----------------
J.     Maturities
                                              --------------   -----------------
K.     Cancellations
                                              --------------   -----------------
L.     Expiries
                                              --------------   -----------------
M.     Surrenders
                                              --------------   -----------------
N.     Lapses
                                              --------------   -----------------
O.     Recaptures
                                              --------------   -----------------
P.     Other Decreases (Net)
                                              --------------   -----------------
Q.     Reductions
                                              --------------   -----------------
R.     Conversions Out
                                              --------------   -----------------
S.     Transfers Out
                                              --------------   -----------------
T.     Total Decreases (I - S)
                                              --------------   -----------------
U.     Current In Force __/ __/ __
       (A + H - T)                            --------------   -----------------


ING VUL3 (4/29/99)                      C2                              06/25/99

                                     SAMPLE

                             RESERVE CREDIT SUMMARY

CEDING COMPANY:
                 ---------------------------------------------------------------
REINSURER:
                 ---------------------------------------------------------------
ACCOUNT NO:
                 ---------------------------------------------------------------

PREPARED BY:                                   Phone:  (     )
                 ------------------------              ------  -----------------

DATE PREPARED:
                 ---------------------------------------------------------------

TYPE OF REINSURANCE:

           Yearly Renewable Term
                                      ---------------------------------
           Coinsurance
                                      ---------------------------------
           Modified Coinsurance
                                      ---------------------------------
           Other
                                      ---------------------------------
VALUATION DATE:
                ---------------

TYPE OF RESERVES:

           Statutory
                                       -------------------------------------
           GAAP
                                       -------------------------------------
           Tax
                                       -------------------------------------

                                                                          ISSUE
                                        VALUATION BASIS                    YEAR     IN FORCE     IN FORCE      RESERVE
                       MORTALITY            INTEREST       VALUATION      RANGE       COUNT       AMOUNT       CREDIT
A. Life
Insurance
                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------

                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------
B. Accidental
Death Benefit
                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------
C. Disability
Active Lives
                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------
D. Disability
Disabled Lives
                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------
E. Other
Please Explain
                    ---------------- ------------------  --------------- ---------  -----------  ----------- ------------

                                                                                     GRAND TOTAL:
                                                                                                 -----------

ING VUL3 (4/29/99)                      C3                              06/25/99

                                     SAMPLE

                               ACCOUNTING SUMMARY

CEDING COMPANY:
                 ---------------------------------------------------------------
REINSURER:
                 ---------------------------------------------------------------
ACCOUNT NO:
                 ---------------------------------------------------------------

PREPARED BY:                                   Phone:  (     )
                 ------------------------              ------  -----------------

DATE PREPARED:
                 ---------------------------------------------------------------

TYPE OF REINSURANCE:

           Yearly Renewable Term
                                      ---------------------------------
           Coinsurance
                                      ---------------------------------
           Modified Coinsurance
                                      ---------------------------------
           Other
                                      ---------------------------------
VALUATION DATE:
                ---------------

                        LIFE              WP              AD            TOTAL

Premiums
    First Year
                     ------------     ------------     ----------    -----------
    Renewal
                     ------------     ------------     ----------    -----------

Allowances
    First Year
                     ------------     ------------     ----------    -----------
    Renewal
                     ------------     ------------     ----------    -----------

Adjustments
    First Year
                     ------------     ------------     ----------    -----------
    Renewal
                     ------------     ------------     ----------    -----------

Net Due REINSURER
    First Year
                     ------------     ------------     ----------    -----------
    Renewal
                     ------------     ------------     ----------    -----------

    TOTAL DUE
                     ------------     ------------     ----------    -----------

                (The above information should be a summary of the
                   detail information provided to REINSURER.)

ING VUL3 (4/29/99)                      C4                              06/25/99

                                   SCHEDULE D
                                FACULTATIVE FORMS

                           Application for Reinsurance
                           Notification of Reinsurance

ING VUL3 (4/29/99)                                                      06/25/99

[logo]                                                                                                  [address, city and state of
                                                                                                                reinsurance company]

                                                     APPLICATION FOR REINSURANCE
------------------------------------------------------------------------------------------------------------------------------------
|_| Trial                |_| Facultative: Please send approval                |_| Facultative Obligatory            |_| Automatic
------------------------------------------------------------------------------------------------------------------------------------
|_| Joint Life                    |_| YRT            |_| Other                |_| Self-Administered                 |_| Age Last
------------------------------------------------------------------------------------------------------------------------------------
|_| Single Life                   |_| COINS          |_| MRT                  |_| Individual Cession                |_| Age Nearest
------------------------------------------------------------------------------------------------------------------------------------
                       Last Name          First Name                         M.I.         Date of Birth            Sex         Age
------------------------------------------------------------------------------------------------------------------------------------
LIFE #1
------------------------------------------------------------------------------------------------------------------------------------
LIFE #2
------------------------------------------------------------------------------------------------------------------------------------
               Smoker/Non                  State of Birth                 State of Res.          Occupation               SS #
#1
------------------------------------------------------------------------------------------------------------------------------------
#2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             ACCIDENTAL DEATH
                                  LIFE #1       LIFE #2          Premium Waiver          LIFE #1          LIFE #2        Plan Name*
Previous Ins. in force
                                ------------ ---------------------------------------- ---------------  --------------- -------------
   of which we retain
                                ------------ ---------------------------------------- ---------------  --------------- -------------
Rating, if substandard
                                ------------ ---------------------------------------- ---------------  --------------- -------------
Insurance now applied for
                                ------------ ---------------------------------------- ---------------  --------------- -------------
   or which we will retain
                                ------------ ---------------------------------------- ---------------  --------------- -------------
Rating, if substandard
                                ------------ ---------------------------------------- ---------------  --------------- -------------
Reinsurance requested
                                ------------ ---------------------------------------- ---------------  --------------- -------------
                                                            *If this is a new plan, make sure you furnish us full plan details.
------------------------------------------------------------------------------------------------------------------------------------
This cession represents:        |_| New Business    |_| Term Conversion      |_| Guaranteed Insurability        |_| Amended
                                                                                 Option                             Cession
If Amendment: Reason                                                                             Effective Date
                             --------------------------------------------------------------------                  -----------------
Original Policy No.                              Date of Original Policy                        Valuation Basis
                        ------------------------                             --------------------                   ----------------

        PREMIUM WAIVER REINSURANCE                                        ACCIDENTAL DEATH REINSURANCE

     Rider Form No.
                                          ------------------
     Age Expiry                                                      Rider Form No.
                                          ------------------                                 ---------------------
     Premium to be Waived                                            Age Expiry
                                          ------------------                                 ---------------------
     Premium for Waiver Benefit
                                          -----------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------   ------------------------------------------------------- -------------------------   -------------
DATED AT                           CEDING COMPANY                                          DATE                        BY

Other Comments:
                      --------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Reinsurer:

|_| [city and state of reinsurance company]                                     |_|[city and state of reinsurance company]

This application is accepted and reinsurance is granted by the Reinsurer subject to all the terms, conditions and limitations of the reinsurance treaty and this application.

This                            day of                      ,  19
        -----------------------         ---------------------      ------------------- ---------------------------------------------
                                                                                                     Authorized Signature
Reinsurance Agreement No.
                         ----------------------------------------------------

RE-16-99                                                                                               [name of reinsurance company]

                                    EXHIBIT I

Underwriting Guidelines for Internal Replacements to Permanent Insurance

EVEN EXCHANGES AND NOT REQUESTING OR NOT ELIGIBLE FOR PREFERRED CLASS

o     No underwriting

EVEN EXCHANGES WITH REQUEST FOR PREFERRED RATES

Within three years (use last date underwritten):

o     Application

Three to ten years:

o     Application

o     MIG (if necessary for new age and full amount of new policy)

o     Blood, urine and physical measures

More than ten years:

o     Full underwriting for new age and full amount of new policy

Exchanges with Increases

o If the original policy was underwritten non-medically, full underwriting for new age and full amount of new policy is required

INCREASE OF $25,000 OR LESS:

o     Follow guidelines for even exchanges with request for preferred rates

o Exception: Three to ten years - blood, urine and physical measures are required only if necessary for new age and full amount of new policy

INCREASES GREATER THAN $25, 000:

Within three years (use last date underwritten):

o     Application

o     Full underwriting for new age and AMOUNT OF INCREASE

Three to ten years:

o     Application

o MIG, blood, urine and physical measures (if necessary for new age and full amount of new policy)

o     Full underwriting for new age and AMOUNT OF INCREASE

More than ten years:

o     Full underwriting for new age and FULL AMOUNT OF NEW POLICY

ING VUL3 (4/29/99)                                                      06/25/99

                            AUTOMATIC AND FACULTATIVE
                              REINSURANCE AGREEMENT
                             (YEARLY RENEWABLE TERM)

                            This Agreement is between

IDS LIFE INSURANCE COMPANY of Minneapolis, Minnesota, hereinafter referred to as "CEDING COMPANY"

                                       and

[NAME OF REINSURANCE COMPANY] of Denver, Colorado, hereinafter referred to as "REINSURER."

REINSURER agrees to reinsure certain portions of CEDING COMPANY's contract risks as described in the terms and conditions of this Agreement.

This reinsurance Agreement constitutes the entire Agreement between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed in this Agreement.

Any change or modification to this Agreement is null and void unless made by amendment to this Agreement and signed by both parties.

To the extent that policies are eligible for coverage, policies must be applied for on or after the effective date of this Agreement. However, policies issued under this Agreement may be backdated, but not earlier than January 1, 1999.

In witness of the above, CEDING COMPANY and REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of April 29, 1999.

IDS LIFE                                         [NAME OF REINSURANCE COMPANY]
INSURANCE COMPANY
By:
          /s/ Kevin E. Palmer                    By:     [signature]
          -----------------------------------            -----------------------
Title:    Reinsurance Actuary                    Title:  [title]
          -----------------------------------            -----------------------
Date:     6/29/99                                Date:   July 8, 1999
          -----------------------------------            -----------------------

By:       [ILLEGIBLE]                            By:     [signature]
          -----------------------------------            -----------------------
Title:    VP - Insurance Product Development     Title:  [title]
          -----------------------------------            -----------------------
Date:     6/30/99                                Date:   7/8/99
          -----------------------------------            -----------------------